SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K /A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2009 (December 29, 2008)

EVER-GLORY INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in Charter)

Florida	000-28806	65-0420146
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

100 N. Barranca Ave. #810
West Covina, CA 91791
(Address of Principal Executive Offices)

(626) 839-9116
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No.1 to Form 8-K on Form 8-K/A is being filed in order to clarify certain of the information disclosed in the Registrant’s Current Report on Form 8-K filed December 31, 2008 under Item 4.01 (a) and Item 4.01 (b).

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective December 29, 2008, the Audit Committee of the Board of Directors of Ever-Glory International Group, Inc. (”Ever-Glory” or the “Registrant” or the “Issuer”), approved the Denver, Colorado firm of GHP Horwath, P.C.  (“ GHP Horwath” ) as the independent auditor to audit Ever-Glory’s consolidated financial statements for the fiscal year ended December 31, 2008 and any subsequent interim periods. Prior to the engagement of GHP Horwath, (1) neither the  Registrant nor anyone on its behalf consulted GHP Horwath regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements; and neither a written report nor oral advice was provided to the Registrant by GHP Horwath that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and   (2) neither the Registrant nor anyone on its behalf consulted GHP Horwath regarding any matter that w as either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

At the same meeting, the Audit Committee of Ever-Glory’s Board of Directors decided to dismiss Moore Stephens Wurth Frazer and Torbet, LLP (“Moore Stephens”) as its independent auditor. The chairman of Ever-Glory’s Audit Committee provid ed noti ce to Moore Stephens  of the dismissal on December 29, 2008.

Moore Stephens audited Ever-Glory’s consolidated financial statements for the fiscal year ended December 31, 2007 and reviewed the subsequent interim periods through December 29, 2008. None of the Moore Stephens’ reports on the financial statements during such periods  contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant’s most recent fiscal year ended December 31, 2007 and the subsequent interim periods, there were no disagreements between the Registrant and Moore Stephens concerning any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to Moore Stephens’ satisfaction would have caused them to make a reference to the subject matter of the disagreements in connection with their reports. In addition, during such periods, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

Ever-Glory provided Moore Stephens with a copy of the foregoing disclosures and requested from Moore Stephens a letter addressed to the Commission stating whether Moore Stephens agrees with the above statements made by Ever-Glory in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. Moore Stephens’ letter is attached as an exhibit to this report as Exhibit 16.1 on this Amendment No. 1 to the Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) SHELL COMPANY TRANSACTIONS

Not Applicable

(d) EXHIBITS.

Exhibit Number	Description

16.1	Letter from Moore Stephens Wurth Frazer and Torbet, LLP dated January 8, 2009 addressed to the Securities and Exchange Commission.

99.1	Press Release dated December 31, 2008 incorporated herein by reference to Exhibit 99.1 of the Registrant’s current report on Form 8-K filed with the Commission on December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVER-GLORY INTERNATIONAL GROUP, INC.

Date: January 8, 2009	By:	/s/ Edward Yihua Kang
Edward Yihua Kang
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

16.1	Letter from Moore Stephens, Wurth Fr azer and Torbet, LLP, dated January 8, 2009 addressed to the Securities and Exchange Commission.

99.1	Press Release dated December 31, 2008 incorporated herein by reference to Exhibit 99.1 of the Registrant’s current report on Form 8-K filed with the Commission on December 31, 2008.